POWER OF ATTORNEY

	    Know all by these presents, that the
undersigned hereby constitutes and
appoints each of Theresa K. Lee, David
E. Cotey, and Brian L. Henry, signing
singly, the undersigned's true and
lawful attorney-in-fact to:

	    (1) execute for and on behalf of the
undersigned, in the undersigned's
capacity as an executive officer and/or
director of Eastman Chemical Company
(the "Company"), Forms 3, 4, and 5
in accordance with Section 16(a) of the
Securities Exchange Act of 1934
and the rules thereunder;

	    (2) do and perform any and all acts for
and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

	    (3) take any other action of
any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the undersigned.

	    The
undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.


This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	    IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of April, 2006.



							 /s/ Ronald
C. Lindsay
							 ------------------------------------------

RONALD C. LINDSAY